1st Quarter 2025 Earnings Supplement April 23, 2025

2Central Pacific Financial Corp. Forward-Looking Statements This document and the accompanying oral presentation may contain forward-looking statements ("FLS") concerning: projections of revenues, expenses, income or loss, earnings or loss per share, capital expenditures, payment or nonpayment of dividends, net interest income, capital position, credit losses, net interest margin or other financial items; statements of plans, objectives and expectations of Central Pacific Financial Corp. (the "Company") or its management or Board of Directors, including those relating to business plans, use of capital resources, products or services and regulatory developments and regulatory actions; statements of future economic performance including anticipated performance results from our business initiatives; or any statements of the assumptions underlying or relating to any of the foregoing. Words such as "believe," "plan," "anticipate," "seek," "expect," "intend," "forecast," "hope," "target," "continue," "remain," "estimate," "will," "should," "may" and other similar expressions are intended to identify FLS but are not the exclusive means of identifying such statements. While we believe that our FLS and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties, thus could later prove to be inaccurate or incorrect. Accordingly, actual results could differ materially from those statements or projections for a variety of reasons, including, but not limited to: the effects of inflation and interest rate fluctuations; the effect of trade policy and tariffs and other executive orders; the adverse effects of bank failures and the potential impact of such developments on customer confidence, deposit behavior, liquidity and regulatory responses thereto; the adverse effects of the COVID-19 pandemic virus (and its variants) and other pandemic viruses on local, national and international economies, including, but not limited to, the adverse impact on tourism and construction in the State of Hawaii, our borrowers, customers, third-party contractors, vendors and employees, as well as the effects of government programs and initiatives in response thereto; supply chain disruptions; labor contract disputes and potential strikes; the increase in inventory or adverse conditions in the real estate market and deterioration in the construction industry; adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality, and losses in our loan portfolio; the impact of local, national, and international economies and events (including natural disasters such as wildfires, volcanic eruptions, hurricanes, tsunamis, storms, and earthquakes) on the Company's business and operations and on tourism, the military, and other major industries operating within the Hawaii market and any other markets in which the Company does business; deterioration or malaise in domestic economic conditions, including any destabilization in the financial industry and deterioration of the real estate market, as well as the impact of declining levels of consumer and business confidence in the state of the economy in general and in financial institutions in particular; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, changes in capital standards, other regulatory reform and federal and state legislation, including but not limited to regulations promulgated by the Consumer Financial Protection Bureau, government-sponsored enterprise reform, and any related rules and regulations which affect our business operations and competitiveness; the costs and effects of legal and regulatory developments, including legal proceedings and lawsuits we are or may become subject to, or regulatory or other governmental inquiries and proceedings and the resolution thereof; the results of regulatory examinations or reviews and the effect of, and our ability to comply with, any regulations or regulatory orders or actions we are or may become subject to, and the effect of any recurring or special FDIC assessments; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the PCAOB, the FASB and other accounting standard setters and the cost and resources required to implement such changes; the effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Board of Governors of the Federal Reserve System; securities market and monetary fluctuations, including the impact resulting from the elimination of the LIBOR Index; negative trends in our market capitalization and adverse changes in the price of the Company's common stock; the effects of any potential or actual acquisitions or dispositions we may make or evaluate, and the related costs; political instability; acts of war or terrorism; changes in consumer spending, borrowings and savings habits; technological changes and developments; cybersecurity and data privacy breaches and the consequence therefrom; failure to maintain effective internal control over financial reporting or disclosure controls and procedures; our ability to address deficiencies in our internal controls over financial reporting or disclosure controls and procedures; changes in the competitive environment among financial holding companies and other financial service providers; our ability to successfully implement our initiatives to lower our efficiency ratio; our ability to attract and retain key personnel; changes in our personnel, organization, compensation and benefit plans; our ability to successfully implement and achieve the objectives of our BaaS initiatives, including adoption of the initiatives by customers and risks faced by any of our bank collaborations including reputational and regulatory risk; and our success at managing the risks involved in the foregoing items. For further information with respect to factors that could cause actual results to materially differ from the expectations or projections stated in the FLS, please see the Company's publicly available SEC filings, including the Company's Forms 10-Q and 10-K for the last fiscal quarter and year and, in particular, the discussion of "Risk Factors" set forth therein. We urge investors to consider all of these factors carefully in evaluating the FLS contained in this document. FLS speak only as of the date on which such statements are made. We undertake no obligation to update any FLS to reflect events or circumstances after the date on which such statements are made, or to reflect the occurrence of unanticipated events except as required by law.

3Central Pacific Financial Corp. • Net income of $17.8 million in the first quarter and fully diluted EPS of $0.65 • NIM expansion of 14 bps on a sequential quarter basis; expanded every quarter for the last four quarters • Tangible Common Equity2 improved to 7.53% from the prior quarter • Quarterly cash dividend maintained at $0.27 • Repurchased 77.3K shares of CPF common stock for $2.1 million, or $27.09 per share Solid 1st Quarter 2025 1Q25 Actual 4Q24 Actual 4Q24 Non-GAAP 1 NET INCOME DILUTED EPS $17.8MM $0.65 $11.3MM $0.42 $19.0MM $0.70 PRE-PROVISION NET REVENUE (PPNR) 2 $26.7MM $14.2MM $24.2MM RETURN ON ASSETS (ROA) 0.96% 0.62% 1.03% RETURN ON EQUITY (ROE) 13.04% 8.37% 13.82% TANGIBLE COMMON EQUITY (TCE) 7.53% 7.21% 7.33% NET INTEREST MARGIN (NIM) 3.31% 3.17% 3.17% 1 Excludes $9.9MM pre-tax loss on investment portfolio repositioning in 4Q24. Refer to non- GAAP table in the Appendix. 2 Tangible Common Equity and PPNR are non-GAAP financial measures.

4Central Pacific Financial Corp. Tourism YTD Visitor arrivals compared to pre-pandemic 96% 1 Employment Unemployment Rate March 2025 2.9% 1 FOR A FAVORABLE HAWAII OUTLOOK • Low unemployment • Strong real estate market • Visitor industry continues to have year-over-year growth in arrivals and spending over the last five months of 2024 and into 2025, despite slower Maui and Japan visitor recovery • Substantial Federal government contracts and military investments; 9.2%3 of state GDP amounting to $10.0 billion3 in FY2023 • Record levels of construction activity; estimated annualized value of completed construction for 2024 could be over ~$14.0 billion1 which will surpass 2023 value of $11.8 billion1 1 Source: State of Hawaii Department of Business, Economic Development & Tourism. Tourism represents average daily total visitors YTD February 2025 compared to YTD February 2019. 2 Source: Honolulu Board of Realtors. 3 Source: U.S. Department of Defense, Office of Local Defense Community Cooperation. Spending comprised of total contract, grant, and payroll. Resilient Hawaii Economy Provides a Favorable Environment Housing Oahu Median Single-Family Home Price March 2025 $1.16MM 2

5Central Pacific Financial Corp. 3.77 4.08 4.45 4.96 5.10 5.56 5.44 5.33 5.33 3.00 3.50 4.00 4.50 5.00 5.50 6.00 2017 2018 2019 2020 2021 2022 2023 2024 1Q25 $ B il li o n s Loan Balances Outstanding as of period end Commercial & Industrial 12% Construction 3% Residential Mortgage 35% Home Equity 12% Commercial Mortgage 29% Consumer 9% Loan Portfolio Composition as of March 31, 2025 Diversified Loan Portfolio • Strong and diverse loan portfolio, with over 75% secured by real estate • Focused on growing market share in our primary market in Hawaii supplemented by targeted opportunities in mainland markets

6Central Pacific Financial Corp. 4.96 4.95 5.12 5.80 6.64 6.74 6.85 6.64 6.60 4.00 4.50 5.00 5.50 6.00 6.50 7.00 7.50 8.00 2017 2018 2019 2020 2021 2022 2023 2024 1Q25 $ B il li o n s Total Deposits as of period end Noninterest Bearing Demand 28% Interest Bearing Demand 21% Savings & Money Market 35% Time 16% Deposit Portfolio Composition as of March 31, 2025 Low-Cost Deposits Driven by Valuable Franchise Data as of March 31, 2025 • 58% of deposits FDIC insured; 63% including collateralized deposits • Well-diversified and granular: 51%1 Commercial (Average account balance of ~$104,000) 49%1 Consumer (Average account balance of ~$19,000) • 53% Long-tenured customers with CPB 10 years or longer • Low reliance on public time deposits • No brokered deposits 1 Excludes Sundry and Escrow deposit balances.

7Central Pacific Financial Corp. 1.30% 1.08% 1.72% 2.36% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2017 2018 2019 2020 2021 2022 2023 2024 1Q25 Total Deposit Cost CPF HI Peers Nat'l Peers • Deposit costs represented for full year unless otherwise noted • HI Peers comprised of BOH and FHB • Nat’l Peers includes publicly traded banks with total assets of $3-10 billion as of 12/31/24, data updated on 4/14/25 • Source: S&P Global Low rate-sensitive, relationship-based deposit portfolio provides significant cost advantage CPF total deposit cost declined 13 bps to 1.08% from 4Q24 to 1Q25 CPF Deposit Cost Advantage

8Central Pacific Financial Corp. 40.6 44.2 42.1 0.0 10.0 20.0 30.0 40.0 50.0 60.0 1Q24 4Q24 1Q25 $ M il li o n s Noninterest Expense 11.2 2.6 11.1 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 1Q24 4Q24 1Q25 $ M il li o n s Noninterest Income Noninterest Income and Expense • Adjustment in 4Q24 includes $9.9 million pre- tax loss on investment portfolio repositioning • Opportunity to increase fee income through a growing Wealth management business, and customer swap program • Maintained relatively flat non-interest expenses in light of an inflationary environment • Priority on process improvements and expense management $9.9MM in pre-tax loss on investment repositioning 12.6 Note: Totals may not sum due to rounding.

9Central Pacific Financial Corp. 0.10% 0.08% 0.07% 0.10% 0.06% 0.24% 0.20% 0.20% 0.19% 0.14% 0.34% 0.28% 0.27% 0.29% 0.20% 1Q24 2Q24 3Q24 4Q24 1Q25 Annualized NCO/Avg Loans All Other NCO/Avg Loans Mainland Consumer NCO/Avg Loans 0.19% 0.19% 0.22% 0.21% 0.21% 1Q24 2Q24 3Q24 4Q24 1Q25 NPAs/Total Loans 0.56% 0.66% 0.62% 0.62% 0.82% 1Q24 2Q24 3Q24 4Q24 1Q25 Criticized/Total Loans 0.05% 0.04% 0.01% 0.01% 0.01% 1Q24 2Q24 3Q24 4Q24 1Q25 Delinquencies 90+Days/Total Loans 5 Strong credit risk management continues to drive low levels of problem assets Solid Credit Profile

10Central Pacific Financial Corp. $ Millions 1Q24 2Q24 3Q24 4Q24 1Q25 Beginning Balance 63.9 63.5 62.2 61.6 59.2 Net Charge-offs (4.5) (3.7) (3.6) (3.8) (2.6) Provision for Credit Losses 4.1 2.4 3.0 1.4 3.9 Ending Balance 63.5 62.2 61.6 59.2 60.5 Coverage Ratio (ACL to Total Loans) 1.18% 1.16% 1.15% 1.11% 1.13% • $3.9 million provision for credit loss on loans in 1Q25, plus additional $0.3 million for off-balance sheet exposures, for a total provision for credit loss of $4.2 million. Increase to provision primarily driven by macro-economic model assumptions • Strong ACL coverage ratio of 1.13% for 1Q25 Note: Totals may not sum due to rounding. Allowance for Credit Losses

11Central Pacific Financial Corp. U.S. Treasury & Gov't Agency 8% Municipals 12% Agency CMBS/RMBS 76% Non-Agency CMBS/RMBS 2% Collateralized loan obligations 2% Investment Portfolio Composition as of March 31, 2025 High Quality Securities Portfolio • $1.4 billion or 18.5% of total assets • 95% AAA rated • Portfolio mix: AFS 57% / HTM 43% Strategic Activity • Interest rate swap on $115.5 million of municipal securities; added $0.7 million to interest income in 1Q25 (pay fixed at 2.1%, receive float at Fed Funds).

12Central Pacific Financial Corp. Strong Liquidity Position With Ample Alternative Sources $ Millions March 31, 2025 Cash on Balance Sheet 277$ Other Funding Sources: Unpledged Securities 582 FHLB Available Borrowing Capacity 1,655 FRB Available Borrowing Capacity 232 Other Funding Lines 75 Total 2,544$ Total Sources of Liquidity 2,821$

131Central Pacific Financial Corp. 9.4% 12.4% 15.6% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% Tier 1 Leverage CET1 Total Capital Regulatory Capital Ratios As March 31, 2025 Regulatory Minimum Well-Capitalized CPF $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2017 2018 2019 2020 2021 2022 2023 2024 2025* Cash Dividends Declared per Common Share Strong Capital and Shareholder Return • Regulatory capital ratios meaningfully above the well-capitalized minimums • Approved quarterly cash dividend of $0.27 per share which will be payable on June 16, 2025 • 77,316 shares repurchased in 1Q25 at a total cost of $2.1 million or $27.09 per share $297 million capital cushion to well capitalized minimum * Annualized

14Central Pacific Financial Corp. Appendix

15Central Pacific Financial Corp. Non-GAAP Disclosure To supplement our consolidated financial information, the Company uses certain non-GAAP financial measures, which are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures. The Company believes these non-GAAP financial measures provide useful information to investors and others, which excludes transactions that are not meaningful in comparison to our past operating performance or not reflective of ongoing financial results. The Company believes that these measures offer a supplemental measure for period-to-period comparisons and can be used to evaluate our historical and prospective financial performance. These non-GAAP financial measures may not be comparable to similarly entitled measures reported by other companies. The following reconciling adjustments from GAAP or reported financial measures to non-GAAP adjusted financial measures are limited to a pre-tax loss on sales of investment securities of $9.9 million related to an investment portfolio repositioning in the fourth quarter of 2024. Management does not consider this transaction to be representative of the Company's core operating performance. The income tax effect was calculated assuming a 23% effective tax rate. 1Q25 Actual 4Q24 Actual 4Q24 Adj 4Q24 Non-GAAP NET INCOME $17.8MM $11.3MM +$7.6MM $19.0MM DILUTED EARNINGS PER SHARE (EPS) $0.65 $0.42 +$0.28 $0.70 PRE-PROVISION NET REVENUE (PPNR)1 $26.7MM $14.2MM +$9.9MM $24.2MM EFFICIENCY RATIO1 61.16% 75.65% -11.00% 64.65% RETURN ON ASSETS (ROA) 0.96% 0.62% +0.41% 1.03% RETURN ON EQUITY (ROE) 13.04% 8.37% +5.45% 13.82% TANGIBLE COMMON EQUITY (TCE) 7.53% 7.21% +0.12% 7.33% Note: Totals may not sum due to rounding. 1 Non-GAAP financial measures.

16Central Pacific Financial Corp. Commercial Real Estate Portfolio OFFICE RETAIL TOTAL BALANCE $205.3MM $286.8MM % OF TOTAL CRE 13% 18% % OF TOTAL LOANS 4% 5% WA LTV 57% 65% WA MONTHS TO MATURITY 65 64 INVESTOR / OWNER- OCCUPIED $132.1MM / $73.2MM $209.5MM / $77.3MM• Hawaii 76% / Mainland 24% • Investor 76% / Owner-Occupied 24% Industrial/ Warehouse 30% Retail 18% Apartment 19% Office 13% Hotel 11% Other 4% Shopping Center 3% Storage 2% CRE Portfolio Composition as of March 31, 2025

17Central Pacific Financial Corp. HI Auto 32% HI Other 16%Mainland Home Improvement 20% Mainland Unsecured 7% Mainland Auto 25% Consumer Portfolio Composition as of March 31, 2025 ($ Millions) • Total Hawaii Consumer $219.9 million • Total Mainland Consumer $242.0 million • Weighted average origination FICO: • 745 for Hawaii Consumer • 738 for Mainland Consumer • Consumer net charge-offs peaked in 4Q23 and declined for 5 consecutive quarters Consumer Loan Portfolio

18Central Pacific Financial Corp. CPB Named Best Bank in Hawaii by Newsweek, Forbes, and Honolulu Star-Advertiser • Newsweek’s America’s Best Regional Banks 2025 • Forbes’ Best-In-State Banks 2024 • Forbes’ America’s Best Banks 2025 • Honolulu Star-Advertiser’s Best Bank in Hawaii 2024

19Central Pacific Financial Corp. Caring for our Land and People Source: 2024 ESG Report available on our Investor Relations site, “Caring for Our Aina and People”

20Central Pacific Financial Corp. Mahalo